                                                                  EXHIBIT 10.1

                              [IMPERIAL BANK LOGO]


                                      NOTE


$3,000,000.00                          Inglewood, California, November 18, 1996

On October 30, 1997, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its LENDING SERVICES office, the principal sum of $3,000,000.00 MAXIMUM or such sums up to the minimum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance [ ] at
the rate of     % per year [x] at the rate of 0.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable [x] monthly [ ] quarterly [ ] included with principal [ ] in addition to principal [ ] beginning November 30, 1996, and if not so paid shall become a part of the principal. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal. [ ] (If checked), Principal shall be payable in installments of
$    or more, each installment on the   day of each       , beginning        .
Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

        Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

        Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

        If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

        If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorneys fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity, consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

        No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall produce other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.


                                        TRITEAL CORPORATION

                                        By  /s/  [SIG]
-----------------------------------     -------------------------------------

-----------------------------------     -------------------------------------

-----------------------------------     -------------------------------------

                              [IMPERIAL BANK LOGO]

                         ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS


Name(s):                                                Date: November 18, 1996
        TRITEAL CORPORATION


        $                       paid to you directly by Cashiers Check No.

        $   3,000,000.00        credited to deposit account No. 11-070-337
                                when advances are requested.

        $                       paid on Loan(s) No.

        $                       amounts paid to Bank for:

        Amounts paid to others on your behalf:

        $                       to                       Title Insurance Company

        $                       to Public Officials

        $                       to

        $                       to

        $                       to

        $                       to

        $   3,000,000.00        SUBTOTAL (NOTE AMOUNT)

LESS    $           0.00        Prepaid Finance Charge (Loan fee(s))

        $   3,000,000.00        TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above. TRITEAL CORPORATION



BY              [SIG]
   ----------------------------------   -------------------------------------
                Signature                            Signature



   ----------------------------------   -------------------------------------
                Signature                            Signature

                              [IMPERIAL BANK LOGO]

                         AGREEMENT TO PROVIDE INSURANCE
                          (REAL OR PERSONAL PROPERTY)

TO: IMPERIAL BANK                               Date: November 18, 1996
    9920 S. La Cienega Blvd.                    Borrower: TRITEAL CORPORATION
    Inglewood, CA 90301


In consideration of a loan in the amount of $3,000,000, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

        1.  Fire and extended coverage in an amount sufficient to cover:

                a) The amount of the loan, OR

                b) All existing encumbrances, whichever is greater;

            But not in excess of the replacement value of the improvements on the real property.

        2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.


                             INSURANCE INFORMATION


Insurance Co./Agent: Johnson & Higgins            Telephone No.: 552-4266

Agent's Address:


                                                  TRITEAL CORPORATION


                            Signature of Obligor: BY /s/  [SIG]
                                                 ------------------------------

                            Signature of Obligor:
                                                 ------------------------------

===============================================================================

                ST. PAUL FIRE
--------------------------------------------
              FOR BANK USE ONLY

INSURANCE VERIFICATION:       Date: 12/30/96

Person Spoken to:       Hana Hughes
                 ---------------------------
Policy Number:          TE06100944
              ------------------------------
Effective From:   7/1/96        To:   7/1/97
               --------------      ---------
Verified By:            [SIG]
            --------------------------------
--------------------------------------------

L 245 E (R 10/92)

                              [IMPERIAL BANK LOGO]

                     CORPORATE RESOLUTION REGARDING CREDIT

OFFICE: LENDING SERVICES                ADDRESS: 9920 S. La Cienega Blvd.
                                                 Inglewood, CA 90301

RESOLVED, that TRITEAL CORPORATION
borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require: provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of Three Million Dollars and Zero
Cents ($3,000,000.00), in addition to such amount as may be otherwise authorized;

        RESOLVED FURTHER, that any      1       of the following named officers
                                   ------------
                                 (Specify Number)


   Arthur Budman                            Chief Financial Officer
----------------------------------  the  -------------------------------------
   Jeff Witous                              Chairman & CEO
----------------------------------  the  -------------------------------------

----------------------------------  the  -------------------------------------

----------------------------------  the  -------------------------------------

----------------------------------  the  -------------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, and of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;
        RESOLVED FURTHER that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;
        RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;
        RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed:
        RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation.

        I, Gregory J White, Secretary of the above named corporation, duly
organized and existing under the laws of the State of Delaware       , do hereby
certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

        I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

        EXECUTED ON 12/19/96.

        AUTHORIZED SIGNATURES:


Signature:  /s/  ARTHUR BUDMAN
            ------------------------------
                Arthur Budman

Signature:  /s/  JEFF WITOUS                  /s/  GREGORY J. WHITE
            ------------------------------    -------------------------------
                Jeff Witous                      Gregory J. White (Secretary)

Signature:  ______________________________


Signature:  ______________________________


Signature:  ______________________________

                                CREDIT AGREEMENT


        This Credit Agreement ("Agreement") is made by and between TriTeal Corporation ("Borrower") and Imperial Bank, a California banking corporation, ("Bank"). This Agreement, to the extent applicable, supercedes all prior credit agreements between Borrower and Bank.

        In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows:

1.      REPRESENTATIONS OF BORROWER

        Borrower represents and warrants that:

1.01 EXISTENCE AND RIGHTS. Borrower is a corporation duly organized and existing and in good standing under the laws of California, without limit as to the duration of its existence and is authorized and in good standing to do business in the State of California; Borrower has corporate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement.

1.02 AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

1.03 NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

1.04 LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

1.05 FINANCIAL CONDITION. The balance sheet of Borrower as of September 30, 1996, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no material adverse changes in the ordinary course of business. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

1.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
3.03 hereof.

1.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

1.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights and license to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

1.09 REGULATION U. The proceeds of the Loan shall not be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.      AFFIRMATIVE COVENANTS OF BORROWER

        Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, it will, unless Bank shall otherwise consent in writing:

2.01 RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

2.02 INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment.

2.03 TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

        a. The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse affect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

        b. It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

2.04 NON-UTILIZATION FEE. Pay a fee of 0.5% per year on the average unused portion of the loan commitment, as a non-utilization fee calculated on a quarterly basis, payable in arrears. In lieu of the Non-Utilization Fee, Borrower may maintain average collected balances in non-interest bearing Demand Deposit Accounts with Bank equal to $300,000.00. Demand Deposit Balances shall be computed after reduction for uncollected funds, reserve requirements, deposit insurance, and all balances necessary for the cost of services provided Borrower.

2.05 RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

        a. QUARTERLY FINANCIAL STATEMENTS. Within forty five (45) days after the close of each quarter of each fiscal year of Borrower, commencing with the first quarter next ending, a balance sheet, profit and loss statement and form 10-Q as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

        b. ANNUAL FINANCIAL STATEMENT. Within 90 days of fiscal year end, a financial report of Borrower as of the close of and for each fiscal year, and form 10-K, all in reasonable detail, prepared on an audited basis by an independent certified public accountant selected by Borrower and reasonable acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

        c. MONTHLY LIQUIDITY VERIFICATION. Within 30 days of each month-end, copies of bank or brokerage house statements evidencing compliance with Minimum Liquidity covenant.

        d. OTHER INFORMATION. Such other information relating to the affairs of Borrower as the Bank reasonably may request from time to time;

        e. MANAGEMENT LETTER. In connection with each fiscal year end financial statement furnished to Bank hereunder, any management letter of Borrower's independent certified public accountant.

2.06 NOTICE OF DEFAULT. Promptly notify Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

2.07 OPERATING ACCOUNTS. Maintain all primary deposit accounts and banking relationship with Bank during the term of the Loan. Borrower shall maintain, or cause to be maintained, on deposit with Imperial Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

2.08 ATTORNEY'S FEES. Pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an event of default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

2.09 GAAP AND CALCULATIONS. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a quarterly basis.

2.10 TANGIBLE NET WORK. Maintain a minimum Tangible Net Worth (the excess of all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items, over its liabilities, less subordinated debt) of not less than $20,000,000.

2.11 MINIMUM LIQUIDITY. At all times maintain cash and Marketable Securities of no less than $10,000,000.00. "Marketable Securities" shall be defined as readily negotiable "Margin Stocks" as defined by Regulation U with a per-share market value of no less than $5.00; or municipal, corporate, or United States Government debt instruments rated "Baa" or higher.

3.              NEGATIVE COVENANTS OF BORROWER

        Borrower agrees that so long as it is indebted to Bank, it will not, without Bank's written consent:

3.01 TYPE OF BUSINESS; MANAGEMENT. Make any substantial change in the character of its business; or make any change in its Chief Executive Officer or Chief Financial Officer.

3.02 LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business and consistent with past practices or make any investment in unmarketable securities of any person or other entity; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business and consistent with past practices.

3.03 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Except in the ordinary course of business or for the betterment of the business, purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary course of its business consistent with past practices or for the betterment of the business; or except in the ordinary course of business or for the betterment of the business, sell, lease assign or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any dividends, property or other asset accompanied by the leasing back of the same.

3.04 MAXIMUM QUARTERLY TANGIBLE NET WORTH REDUCTION. In any fiscal quarter, suffer a Tangible Net Worth decline of more than $2,000,000.00.

4.      EVENTS OF DEFAULT

        The occurrence of any of the following events of default shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

4.01 FAILURE TO PAY NOTE. Failure to pay any installment of principal or interest on any indebtedness of Borrower to Bank.

4.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

4.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any respect.

4.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

4.05 JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period later than five days prior to the date of any proposed sale thereunder.

4.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

5.      MISCELLANEOUS PROVISIONS

5.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note issued in connection with a loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.02 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

5.03 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

5.04 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby agree to submit.

5.05 OFFSET. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of the Notes shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

5.06 SEVERABILITY. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

5.07 TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

5.08 INTEGRATION CLAUSES. Except for documents the instruments specifically referenced herein, the Agreement constitutes the entire agreement between Bank and Borrower regarding the Loan, and all prior communications verbal or written between Borrower and Bank shall be of no further effect or evidentiary value. In the event of a conflict or inconsistency among any other documents and instruments and this Agreement, the provisions of this Agreement shall prevail.

5.09 ACCOUNTING. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

5.10 MODIFICATION. This Agreement may be modified only by a writing signed by both parties hereto.

        This Agreement is executed on behalf of the parties by duly authorized representatives as of December 19, 1996.



                                IMPERIAL BANK ("Bank")


                                By:  /s/ [SIG]
                                   -------------------------------------
                                Title:  Vice President
                                      ----------------------------------

                                TRITEAL CORPORATION ("Borrower")


                                By:  /s/ [SIG]
                                   -------------------------------------
                                Title:  CFO
                                      ----------------------------------